EXHIBIT 10.10



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                         FORM OF AMENDED AND RESTATED NAME LICENSING AGREEMENT

                                     between

                           ALLSTATE INSURANCE COMPANY

                                       and

                          ALLSTATE LIFE GLOBAL FUNDING

                               Dated as of -, 2006




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

                                TABLE OF CONTENTS


                                                                                                    PAGE


                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.1             Definitions....................................................................1
SECTION 1.2             Other Definitional Provisions..................................................2

                                    ARTICLE 2
                       CONTINUATION OF GRANT OF LICENSE; INDEPENDENT CONTRACTORS

SECTION 2.1             Continuation of Grant of License...............................................3
SECTION 2.2             Independent Contractors........................................................3
SECTION 2.3             Continuation of the Base Name Licensing Agreement..............................3

                                    ARTICLE 3
                   AGREEMENTS AND ACKNOWLEDGEMENTS OF LICENSEE

SECTION 3.1             Agreements and Acknowledgements of Licensee....................................3

                                    ARTICLE 4
                            INFRINGEMENT PROCEEDINGS

SECTION 4.1             Notification of Unauthorized Use...............................................5
SECTION 4.2             Payments for Damages...........................................................5

                                    ARTICLE 5
                              TERM AND TERMINATION

SECTION 5.1             Term...........................................................................5
SECTION 5.2             Automatic Termination..........................................................6
SECTION 5.3             Immediate Termination..........................................................6
SECTION 5.4             Termination on Notice..........................................................6

                                    ARTICLE 6
                              EFFECT OF TERMINATION

SECTION 6.1             Discontinuation of Use of Licensed Marks.......................................6
SECTION 6.2             Licensee Cooperation...........................................................6
SECTION 6.3             Rights in Licensed Marks.......................................................7


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

                                    ARTICLE 7
                                  MISCELLANEOUS

SECTION 7.1             Enforcement....................................................................7
SECTION 7.2             Severability...................................................................7
SECTION 7.3             Entire Agreement...............................................................7
SECTION 7.4             Amendments.....................................................................7
SECTION 7.5             Governing Law..................................................................7
SECTION 7.6             Consent to Jurisdiction........................................................7
SECTION 7.7             Waiver of Jury Trial...........................................................8
SECTION 7.8             No Waiver......................................................................8
SECTION 7.9             Remedies Cumulative............................................................8
SECTION 7.10            Notices........................................................................8
SECTION 7.11            Counterparts...................................................................9
SECTION 7.12            Limitation of Delaware Trustee Liability.......................................9

Appendix A              Licensed Marks


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
     This AMENDED AND RESTATED NAME LICENSING AGREEMENT dated as of -, 2006 (this "Amended and Restated Name Licensing Agreement"), between Allstate Insurance Company ("Licensor"), an Illinois stock insurance company, and Allstate Life Global Funding ("Licensee"), a statutory trust organized under the laws of the State of Delaware,

                              W I T N E S S E T H:

     WHEREAS, Licensor and Licensee entered into that certain Name Licensing Agreement, dated as of April 27, 2004, as amended and restated by the Amended and Restated Name Licensing Agreement, dated as of August 16, 2005 (as so amended and restated, the "Base Name Licensing Agreement"), and the parties hereto desire to amend and restate the Base Name Licensing Agreement in its entirety;

     WHEREAS, Licensor is the owner of the Licensed Marks (as defined below);

     WHEREAS, Licensee desires to use the Licensed Marks and use Allstate as part of its company name; and

     WHEREAS, Licensor and Licensee wish to formalize the agreement between them regarding Licensee's use of the Licensed Marks;

     NOW, THEREFORE, in consideration of the mutual promises set forth in this Amended and Restated Name Licensing Agreement and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1
                                   DEFINITIONS

     SECTION 1.1 Definitions. The following terms, as used herein, have the following meanings:

     "Amended and Restated Name Licensing Agreement" means this instrument, as originally executed, and as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Amended and Restated Trust Agreement" means that certain Amended and Restated Trust Agreement of Licensee, dated as of -, 2006, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Base Name Licensing Agreement" has the meaning ascribed in the first recital.

     "Delaware Trustee" has the meaning ascribed in Section 7.12.

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

     "Licensed Marks" shall include all marks listed on Appendix A attached hereto as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Licensed Services" means the activities necessary to accomplish all purposes of Licensee as set forth in the Amended and Restated Trust Agreement.

     "Licensee" means Allstate Life Global Funding, a statutory trust organized under the laws of the State of Delaware.

     "Licensor" means Allstate Insurance Company, an Illinois stock insurance company, and its successors.

     "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, joint venture, association, company, trust (including any beneficiary thereof), bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and governments and agencies and political subdivisions thereof.

     "Territory" shall mean worldwide.

     SECTION 1.2 Other Definitional Provisions. For all purposes of this Amended and Restated Name Licensing Agreement except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article shall have the meanings ascribed to them in this Article and shall include the plural as well as the singular;

     (b) the words "include", "includes" and "including" shall be construed to be followed by the words "without limitation";

     (c) Article and Section headings are for the convenience of the reader and shall not be considered in interpreting this Amended and Restated Name Licensing Agreement or the intent of the parties to this Amended and Restated Name Licensing Agreement;

     (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Amended and Restated Name Licensing Agreement as a whole and not to any particular Article, Section, Appendix or other subdivision; and

     (e) references herein to Articles, Sections and Appendices shall, unless otherwise specified, refer respectively to Articles, Sections and Appendices hereof.


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                                   ARTICLE 2
            CONTINUATION OF GRANT OF LICENSE; INDEPENDENT CONTRACTORS

     SECTION 2.1 Continuation of Grant of License. Licensor has previously granted to Licensee, and Licensor hereby agrees to continue to grant to Licensee for the term of this Amended and Restated Name Licensing Agreement, a nonexclusive, nontransferable right and license to use the Licensed Marks for the Licensed Services within the Territory. Licensor is not representing that it has rights with respect to Licensed Marks or the Licensed Marks in every jurisdiction within the Territory.

     SECTION 2.2 Independent Contractors. Licensor and Licensee are independent contractors and are not, and shall not, represent themselves as principal and agent, partners or joint venturers.

     SECTION 2.3 Continuation of the Base Name Licensing Agreement. The parties hereto agree that, upon the execution of this Amended and Restated Name Licensing Agreement:

     (a) the Base Name Licensing Agreement shall continue in full force and effect as amended and restated by this Amended and Restated Name Licensing Agreement; and

     (b) the rights and obligations of the parties hereto shall be as provided in this Amended and Restated Name Licensing Agreement.

                                   ARTICLE 3
                   AGREEMENTS AND ACKNOWLEDGEMENTS OF LICENSEE

     SECTION  3.1  Agreements  and   Acknowledgements   of  Licensee.   Licensee
acknowledges and agrees that:

     (a)  Licensor is the sole owner of the Licensed Marks;

     (b) Licensee shall do nothing inconsistent with the ownership of the Licensed Marks by Licensor;

     (c) all use of the Licensed Marks by Licensee shall inure only to the benefit of and be on behalf of Licensor;

     (d) Licensee shall assist Licensor in executing any additional documents that may be necessary or desirable to effect the protection of Licensor's interests in Licensed Marks, including, but not limited to, the execution of any and all documents required by governmental agencies in order to register or maintain trademark and service mark registrations; in addition, Licensee shall not oppose Licensor's registration of the

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          Licensed Marks nor take action that jeopardizes  Licensor's  rights in
          Licensed Marks;

     (e) nothing in this Amended and Restated Name Licensing Agreement shall give Licensee any right, title or interest in Licensed Marks other than the license granted in this Amended and Restated Name Licensing Agreement;

     (f) Licensee shall not attack or challenge in any way Licensor's rights in and to Licensed Marks or the validity or enforceability of this Amended and Restated Name Licensing Agreement;

     (g) Licensee shall not assign any of the rights granted under this Amended and Restated Name Licensing Agreement without the prior express written consent of Licensor;

     (h) Licensee shall not grant to any Person a right and license to use the Licensed Marks without the prior express written consent of Licensor;

     (i) Licensee shall not use any Licensor's Mark not covered by this Amended and Restated Name Licensing Agreement which is the property or is claimed as the property of Licensor or Licensor's subsidiaries or affiliates, except with the prior express written consent of Licensor;

     (j) Licensee shall comply with all applicable law, rules and regulations pertaining to its business;

     (k) Licensor has the sole and exclusive right to control the appearance of the Licensed Marks, including the quality of the mark in the Licensed Marks;

     (l) the nature and quality of the business conducted by Licensee under the Licensed Marks, and all related advertising, promotional and other uses of Licensed Marks by Licensee shall conform to standards set by and under the control of Licensor and communicated to Licensee from time to time;

     (m) except as otherwise agreed in writing by Licensor from time to time, Licensee shall submit to Casey Mangan, or successor in the Corporate Law Division of Licensor for Licensor's prior approval representative samples of all proposed materials bearing the Licensed Marks, to the extent that such materials are not contained in the Registration Statement on Form S-3 (File No. 333-112249), as amended and the exhibits thereto, the Registration Statement on Form S-3 (File No.

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          333-125937),  as amended and the exhibits  thereto or the Registration
          Statement on Form S-3 (File No. 333-129157), as amended and the exhibits thereto;

     (n) Licensor shall have the right to inspect, upon reasonable notice, the business facilities of Licensee and to request submission of written materials at any time during the term of this Amended and Restated Name Licensing Agreement so that Licensor may satisfy itself that quality standards are being appropriately complied with and will immediately modify or discontinue any use of Licensed Marks that Licensor deems not to be in compliance with its quality standards;

     (o) the standards of conduct of Licensee's business shall be equivalent to the high standards of quality and ethics characteristic of the businesses conducted by Licensor;

     (p) the value and goodwill of the Licensed Marks accrues solely to Licensor; and

     (q) Licensee will not act or use Licensed Marks in any manner which may, in Licensor's judgment, be in bad taste, be inconsistent with Licensor's public image or which may in any way disparage Licensor or its reputation including, but not limited to, types and placement of advertising, or take any action which will harm or jeopardize the Licensed Marks or Licensor's ownership thereof.

                                   ARTICLE 4
                            INFRINGEMENT PROCEEDINGS

     SECTION 4.1 Notification of Unauthorized Use. Licensee agrees to promptly notify Licensor of any unauthorized use of any of Licensed Marks as such unauthorized use comes to Licensee's attention. Licensor shall have the sole right and discretion to take any action relating to Licensed Marks; provided, that Licensee agrees to cooperate fully, should Licensor decide to take any such action.

     SECTION 4.2 Payments for Damages. If infringement proceedings result in an award of damages or the payment of any sums to Licensor, any such damages or payments shall belong solely to Licensor.

                                   ARTICLE 5
                              TERM AND TERMINATION

     SECTION 5.1 Term. This Amended and Restated Name Licensing Agreement shall continue in force and effect for so long as Licensee continues to exist in accordance with the terms of the Amended and Restated Trust Agreement, unless it

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is sooner terminated as provided for in this Amended and Restated Name Licensing
Agreement.

     SECTION 5.2 Automatic Termination. This Amended and Restated Name Licensing Agreement shall automatically terminate upon the happening of any of the following events:

     (a) Licensee is ordered or adjudged bankrupt, is placed under the supervision of a receiver, or enters into any scheme or composition with creditors to make an assignment for the benefit of creditors;

     (b) any assets of Licensee are seized or attached in conjunction with any action against Licensee by a third party; or

     (c) any of the assets of Licensee are seized or appropriated by any governmental authority, whether or not compensation for such action is offered to Licensee.

     SECTION 5.3 Immediate Termination. Licensor shall have the right, but not the obligation, to immediately terminate this Amended and Restated Name Licensing Agreement and all rights granted under this Amended and Restated Name Licensing Agreement in the event that Licensee (a) ceases to conduct business as a statutory trust, (b) breaches any of its representations, agreements, covenants and undertakings in this Amended and Restated Name Licensing Agreement, (c) fails to comply with laws, rules and regulations applicable to it or the conduct of its business to the complete satisfaction of Licensor, (d) acts in a manner that impugns Licensor's reputation or (e) uses the Licensed Marks in a manner that is inconsistent with or beyond the scope of the license granted herein.

     SECTION 5.4 Termination on Notice. Licensor may terminate this Amended and Restated Name Licensing Agreement without cause upon the provision of ten days' prior written notice to Licensee.

                                   ARTICLE 6
                              EFFECT OF TERMINATION

     SECTION 6.1 Discontinuation of Use of Licensed Marks. Upon termination of this Amended and Restated Name Licensing Agreement, Licensee agrees to immediately change Licensee's name as to not include any Licensed Marks, and to discontinue and not to use in the future any of the Licensed Marks, any trade name incorporating any of the Licensed Marks, or any terms confusingly similar to any of Licensed Marks.

     SECTION 6.2 Licensee Cooperation. Upon termination of this Amended and Restated Name Licensing Agreement, Licensee agrees to cooperate fully with

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Licensor  to  amend  or  cancel  any  governmental   recordations  or  approvals
pertaining to any trade names, trademarks or service marks which consist of or include any of Licensed Marks.

     SECTION 6.3 Rights in Licensed Marks. Upon termination of this Amended and Restated Name Licensing Agreement, any and all rights in the Licensed Marks heretofor granted to Licensee and the goodwill connected therewith shall remain the property of Licensor.

                                   ARTICLE 7
                                  MISCELLANEOUS

     SECTION 7.1 Enforcement. The parties agree that any breaches of this Amended and Restated Name Licensing Agreement shall cause irreparable injury to the nonbreaching party and that an injunction shall be an appropriate remedy.

     SECTION 7.2 Severability. In the event any provision of, or obligation under, this Amended and Restated Name Licensing Agreement shall be invalid, illegal or unenforceable, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby to the fullest extent permitted under applicable law.

     SECTION 7.3 Entire Agreement. This Amended and Restated Name Licensing Agreement constitutes the entire agreement between the parties hereto relating to the subject matter of this Amended and Restated Name Licensing Agreement, and supersedes all previous agreements between the parties, whether written or oral.

     SECTION  7.4  Amendments.  Any  amendments,   supplements,   modifications,
restatements  or  replacements  of this  Amended  and  Restated  Name  Licensing
Agreement, or waivers or consents to this Amended and Restated Name Licensing Agreement, shall be in writing signed by the parties.

     SECTION 7.5 Governing Law. This Amended and Restated Name Licensing Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to its choice of law principles.

     SECTION 7.6 Consent to Jurisdiction. Each party to this Amended and Restated Name Licensing Agreement submits to the nonexclusive jurisdiction of the United States Federal court located in Cook County, Illinois, for purposes of any legal proceeding arising out of or relating to this Amended and Restated Name Licensing Agreement or the transactions contemplated by this Amended and Restated Name Licensing Agreement. Each party to this Amended and Restated Name Licensing Agreement irrevocably waives, to the fullest extent permitted by law,

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any objection  which it may now or hereafter  have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party to this Amended and Restated Name Licensing Agreement consents to process being served in any suit, action or proceeding with respect to this Amended and Restated Name Licensing Agreement, or any document delivered pursuant to this Amended and Restated Name Licensing Agreement by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its respective address specified at the time for notices under this Amended and Restated Name Licensing Agreement or to any other address of which it shall have given written notice to the other party. The foregoing shall not limit the ability of any party to this Amended and Restated Name Licensing Agreement to bring suit in the courts of any other jurisdiction.

     SECTION 7.7 Waiver of Jury Trial. Each of the parties to this Amended and Restated Name Licensing Agreement irrevocably waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to this Amended and Restated Name Licensing Agreement or any claims or transactions in connection with this Amended and Restated Name Licensing Agreement. Each of the parties to this Amended and Restated Name Licensing Agreement hereby acknowledges that such waiver is made with full understanding and knowledge of the nature of the rights and benefits waived hereby.

     SECTION 7.8 No Waiver. No failure on the part of Licensor to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Amended and Restated Name Licensing Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege operate as such a waiver.

     SECTION 7.9 Remedies Cumulative. No right, power or remedy of Licensor under this Amended and Restated Name Licensing Agreement shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right, power or remedy thereunder or existing by law or in equity.

     SECTION 7.10 Notices. All notices, demands, or other communications required or permitted to be given under this Amended and Restated Name Licensing Agreement shall be given in writing by delivering the same against receipt thereof by facsimile transmission (confirmed by registered or certified mail, postage prepaid, return receipt requested), or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of a confirmation, if sent by facsimile):
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
         If to Licensor:     Allstate Insurance Company
                             3100 Sanders Road
                             Northbrook, Illinois  60062
                             Attention:    Michael J. Velotta, Vice President, Deputy
                                           General Counsel and Assistant Secretary
                             Facsimile:    (847) 326-6742

         If to Licensee:     Allstate Life Global Funding
                             c/o AMACAR Pacific Corp.
                             6525 Morrison Boulevard, Suite 318
                             Charlotte, North Carolina  28211
                             Attention:  President
                             Facsimile:  (704) 365-1362

or at such other address as shall be designated by any party in a written notice to the other party.

     SECTION 7.11 Counterparts. This Amended and Restated Name Licensing Agreement and any amendments, supplements, modifications, restatements or replacements of this Amended and Restated Name Licensing Agreement, or waivers or consents to this Amended and Restated Name Licensing Agreement, may be executed in any number of counterparts, and by different parties to this Amended and Restated Name Licensing Agreement in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together shall constitute one and the same instrument. This Amended and Restated Name Licensing Agreement shall become effective upon the execution of a counterpart by each of the parties.

     SECTION 7.12 Limitation of Delaware Trustee Liability. Notwithstanding any provision of this Amended and Restated Name Licensing Agreement to the contrary, it is expressly understood and agreed by the parties that (a) this Amended and Restated Name Licensing Agreement is executed and delivered by Wilmington Trust Company (The "Delaware Trustee") not individually or personally, but solely as trustee, as applicable, in the exercise of the powers and authority conferred and vested in it, pursuant to the Amended and Restated Trust Agreement of the Licensee, (b) each of the representations, undertakings and agreements in this Amended and Restated Name Licensing Agreement made on the part of the Licensee is made and intended not as personal representations, undertakings and agreements by the Delaware Trustee but is made and intended for the purpose of binding only the Licensee, (c) nothing contained in this Amended and Restated Name Licensing Agreement shall be construed as creating any liability on the Delaware Trustee, individually or personally, to perform any covenant either expressed or implied contained in this Amended and Restated Name Licensing Agreement, all such liability, if any, being expressly waived by the parties to this Amended and Restated Name Licensing Agreement and by any person claiming by, through or under the parties to this Amended and Restated Name Licensing

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Agreement,  and (d)  under  no  circumstances  shall  the  Delaware  Trustee  be personally  liable  for the  payment  of any  indebtedness  or  expenses  of the
Licensee   or  be  liable  for  the   breach  or  failure  of  any   obligation,
representation, warranty or covenant made or undertaken by the Licensee under this Amended and Restated Name Licensing Agreement of any other related documents.


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



     IN WITNESS WHEREOF, the parties have caused this Amended and Restated Name Licensing Agreement to be executed by duly authorized representatives on the date first written above.

                   ALLSTATE INSURANCE COMPANY


                   By:
                        ----------------------------------------------
                         Name:
                         Title:


                   ALLSTATE LIFE GLOBAL FUNDING

                   By:   WILMINGTON TRUST COMPANY, not in its
                         individual capacity, but solely as Delaware
                         Trustee



                   By:
                        ----------------------------------------------
                         Name:
                         Title:



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                                                                   APPENDIX A

                                 LICENSED MARKS

o        Allstate

o        Allstate Life

o        [ALLSTATE(R) LOGO]


                                      A-1